UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2010

PACTIV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15157 (Commission File Number)	36-2552989 (IRS Employer Identification No.)

1900 West Field Court Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-2000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On October 20, 2010, Pactiv Corporation (the “Company”) issued a press release announcing that it commenced its offer to purchase for cash any and all of its outstanding 5.875% Notes due 2012 (the “2012 Notes”), at a price of 101% of the principal amount of such 2012 Notes, plus accrued and unpaid interest on the principal amount tendered to, but not including, the payment date. The change of control offer is being conducted in connection with the pending acquisition of the Company by Reynolds Group Holdings Limited.
     A copy of the press release regarding the foregoing is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated October 20, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2010	PACTIV CORPORATION
	By:	/s/ Joseph E. Doyle
		Name:	Joseph E. Doyle
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2010.